EXHIBIT 99.1

LETTER OF TRANSMITTAL
Capella Healthcare, Inc.
Offer to Exchange

9 1/4% Senior Notes Due 2017
for Any and All Outstanding
9 1/4% Senior Notes Due 2017

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2011 (THE “EXPIRATION DATE”) UNLESS EXTENDED BY CAPELLA HEALTHCARE, INC.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Registered or Certified Mail, Hand Delivery or Overnight Courier:
U.S. Bank National Association
60 Livingston Avenue
St. Paul, MN 55107
Attention: Specialized Finance Dept.

By Facsimile:	By Telephone:
(651) 495-8158 (For Eligible Institutions Only)	(800) 934-6802

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission via facsimile to a number other than as set forth above will not constitute a valid delivery.

The undersigned acknowledges receipt of the Prospectus, dated          , 2011 (the “Prospectus”), of Capella Healthcare, Inc. (the “Company”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange $1,000 in principal amount of its 9 1/4% Senior Notes due 2017 (the “Registered Notes”) for each $1,000 in principal amount of outstanding 9 1/4% Senior Notes due 2017 (the “Old Notes”). The terms of the Registered Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Registered Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the “Securities Act”). The Old Notes are unconditionally guaranteed (the “Outstanding Guarantees”) by certain subsidiaries of the Company on a senior unsecured basis, and the Registered Notes will be unconditionally guaranteed (the “New Guarantees”) by such guarantors on a senior unsecured basis. The CUSIP numbers for the Old Notes are 13959R AA2 and U13884 AA6.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to U.S. Bank National Association (the “Exchange Agent”).

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES
Aggregate Principal
Name(s) and Addresses of Registered Holder(s)	Certificate	Amount Represented	Principal Amount
(Please fill in)	Number(s)	By Old Notes*	Tendered**

Total

* Need not be completed by book-entry holders.
** The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See Instruction 2 below.

This Letter of Transmittal is to be used either if certificates representing Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering.” Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

If Delivered by Book-Entry Transfer

Account Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name

Address

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. Additionally, if the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Registered Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. Any holder who is an “affiliate” of the Company or who has an arrangement or understanding with respect to the distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Registered Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaging in or intends to engage in a distribution of such Registered Notes and that neither the holder of such Old Notes nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company.

3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on an interpretation, made to third parties, by the staff of the Securities and Exchange Commission (the “SEC”) that the Registered Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Registered Notes are acquired in the ordinary course of such holders’ business, such holders are not engaging in and do not intend to engage in the distribution of such Registered Notes and such holders have no arrangements with any person to participate in the distribution of such Registered Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

4. The undersigned may, if, and only if, it would not receive freely tradable Registered Notes in the Exchange Offer or is not eligible to participate in the Exchange Offer, elect to have its Old Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of June 28, 2010, among the Company, the Company’s subsidiary guarantors from time to time party thereto and Banc of America Securities LLC, as representative of the initial purchasers named therein (the “Registration Rights Agreement”). Capitalized terms used in this paragraph 4 and not otherwise defined herein shall have the meanings given to them in the Registration Rights Agreement. Such election may be made by checking the box under “Special Registration Instructions” below. By making such election, the undersigned agrees, as a holder of Old Notes participating in a shelf registration, to comply with the Registration Rights Agreement and to indemnify and hold harmless the Company, its subsidiary guarantors and their respective directors, officers, employees and each person, if any, who controls the Company or any of the guarantors within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information related to the undersigned furnished in writing by the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provisions of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

5. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.” See Instruction 9 below.

6. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Registered Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes.”

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(IN ADDITION, COMPLETE ACCOMPANYING SUBSTITUTE IRS FORM W-9)

X		, 2011

X		, 2011

X		, 2011
	Signature(s) of Owner	Date

Area Code and Telephone Number

If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3 below.

Name(s):

Capacity:

Address:

SIGNATURE GUARANTEE
(IF REQUIRED BY INSTRUCTION 3 BELOW)

Signature(s) Guaranteed by an Eligible Institution:
                             (Authorized Signature)

                             (Title)

                             (Name and Firm)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 2, 3, 4 and 5 below)

To be completed ONLY if certificates for Old Notes not exchanged and/or Registered Notes are to be issued in the name of someone other than the undersigned, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Registered Notes and/or Old Notes to:

Name(s)*
(Please Type or Print)

(Please Type or Print)

Address:

Zip Code

*	Such person(s) must properly complete a Substitute IRS Form W-9, a IRS Form W-8BEN, a IRS Form W-8ECI, a IRS Form W-8EXP or a IRS Form W-8IMY.

Credit unchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

(Book-Entry Transfer Facility
Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4 below)

To be completed ONLY if certificates for Old Notes not exchanged and/or Registered Notes are to be sent to someone other than the undersigned or to the undersigned at an address other than shown in the box entitled “Description of Old Notes” above.

Mail Registered Notes and/or Old Notes to:

Name(s)*
(Please Type or Print)

(Please Type or Print)

Address:

Zip Code

*	Such person(s) must properly complete a Substitute IRS Form W-9, a IRS Form W-8BEN, a IRS Form W-8ECI, a IRS Form W-8EXP or a IRS Form W-8IMY.

SPECIAL REGISTRATION INSTRUCTIONS
(See Paragraph 4 above)

To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in paragraph 4 above, (ii) the undersigned elects to register its Old Notes in the shelf registration described in the Registration Rights Agreement, and (iii) the undersigned agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals as set forth in paragraph 4 above.

☐	By checking this box the undersigned hereby (i) represents that it is entitled to have its Old Notes registered in a shelf registration in accordance with the Registration Rights Agreement, (ii) elects to have its Old Notes registered pursuant to the shelf registration described in the Registration Rights Agreement, and (iii) agrees to comply with the Registration Rights Agreement and to indemnify certain entities and individuals identified in, and to the extent provided in, paragraph 4 above.

INSTRUCTIONS

1.	Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer.” Certificates for all physically tendered Old Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and in any integral multiples of $1,000 in excess thereof.

Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution either a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), or a properly transmitted agent’s message and Notice of Guaranteed Delivery setting forth the name and address of the holder of Old Notes, the registered number(s) of the Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after Expiration Date, the certificates for all physically tendered Old Notes in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), the certificates for all physically tendered Old Notes, in proper form for transfer, or book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the tendering holder, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Company.

See “The Exchange Offer” section in the Prospectus.

2.	Partial Tenders.

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled “Description of Old Notes” under “Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Old Notes of a tendering holder who physically delivered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Registered Notes are to be issued, or any untendered Old Notes are to be reissued, in the name of a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program (each an “Eligible Institution” and collectively, “Eligible Institutions”).

Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (A) the Old Notes are tendered (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (B) the box entitled “Special Registration Instructions” on this Letter of Transmittal has not been completed.

4.	Special Issuance and Delivery Instructions.

Each holder tendering Old Notes is required to provide the Company with a correct taxpayer identification number and certain other information on Substitute IRS Form W-9, or appropriate IRS Form W-8, as described below under “Important Tax Information.” Tendering holders of Old Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must provide to the Company a properly completed a Substitute IRS Form W-9 or a IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as applicable. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer. If, however, certificate(s) representing Old Notes for principal amounts not tendered or accepted for exchange are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.	Waiver of Conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.	Mutilated, Lost, Stolen or Destroyed Old Notes.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	Withdrawal of Tenders.

Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address or by facsimile as set forth above prior to 5:00 p.m., New York City time, on the Expiration Date or, in the case of Old Notes tendered by book-entry transfer, the name and number of the DTC account to be credited and otherwise comply with the procedures of DTC. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn (including the principal amount and serial number(s) of the corresponding certificate(s), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the indenture pursuant to which the Old Notes were issued register the transfer of such Old Notes into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the withdrawing holder. Any Old Notes so properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described in Instruction 1 above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents, may be directed to the Exchange Agent at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

Internal Revenue Service Circular 230 Notice: TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL INCOME TAX CONSIDERATIONS CONTAINED OR REFERRED TO IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY YOU FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER U.S. FEDERAL TAX LAW; (B) SUCH DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current United States federal income tax law, in order to avoid back withholding on payments received by a holder tendering Old Notes, such holder, if a U.S. person (as defined in the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9”), is required to provide the Company (as payor) with such holder’s correct taxpayer identification number (“TIN”) on Substitute IRS Form W-9 below or otherwise establish a basis for exemption from backup withholding. If a holder is an individual, the TIN is such holder’s social security number. Other holders should consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9” for information on the correct TIN to report. If the Company is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, a holder may be subject to a $50 penalty imposed by the Internal Revenue Service, and payments that are made to such holder with respect to tendered Old Notes may be subject to backup withholding, currently in an amount equal to 28% of the gross payments received.

Certain holders (including, among others, corporations, tax-exempt entities, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For such a holder to qualify as an exempt recipient, such holder should complete the Substitute IRS Form W-9 below and write “EXEMPT” on the face thereof to avoid possible erroneous withholding. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit to the Company, through the Exchange Agent, the appropriate Internal Revenue Service IRS Form W-8 (e.g., IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8EXP or IRS Form W-8IMY), properly completed and signed under penalty of perjury, attesting to the holder’s exempt status. Such forms may be obtained from the Internal Revenue Service at its Internet website, www.irs.gov. See the enclosed Substitute IRS Form W-9 for additional instructions.

If backup withholding applies, the Company is required to withhold a portion of certain payments made to the holder or other payee. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute IRS Form W-9

To prevent backup withholding on payments that are made to a holder with respect to Old Notes tendered for exchange, each holder should provide the Company, through the Exchange Agent, with either: (i) such holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute IRS Form W-9 is correct (or that such holder is awaiting a TIN), that such holder is a U.S. person (including a U.S. resident alien), and that (A) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Exchange Agent

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute IRS Form W-9” for additional guidance regarding which number to report.

Certificate of Awaiting Taxpayer Identification Number

If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the “Awaiting TIN” box on Substitute IRS Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number, and return the executed documents to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN, the Exchange Agent will withhold at the applicable backup withholding rate, which is currently 28%, on all payments made thereafter until a TIN is provided to the Exchange Agent.

HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING BACKUP WITHHOLDING.

PAYER’S NAME: CAPELLA HEALTHCARE, INC.
SUBSTITUTE IRS FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 2 — Certification —
Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — Awaiting TIN ☐

Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on you tax return.

Name

Address

	Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE IRS FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 3 OF SUBSTITUTE IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature    Date  , 2011

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE IRS FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the
name and
SOCIAL SECURITY
For this type of account:		number of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(l)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(l)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
6.	Grantor trust filing under Optional IRS Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

Give the name and
EMPLOYER IDENTIFICATION
For this type of account:		number of —
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity(4)
9.	Corporation or LLC electing corporate status on IRS Form 8832 or IRS Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the IRS Form 1041 Filing Method or the Optional IRS Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your Social Security Number or Employer Identification Number (if you have one), but the IRS encourages use of your Social Security Number.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
*	Grantor also must provide an IRS Form W-9 to trustee of trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE IRS FORM W-9

Definition of a U.S. person

For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain IRS Form SS-5, Application for a Social Security Card, or IRS Form SS-4, Application for Employer Identification Number, from the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Backup withholding is not required on any payments made to the following payees:

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under Section 403(b)(7)if the account satisfies the requirements of section 401(f)(2);

•	The United States or any agency or instrumentality thereof;

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

•	A foreign government or any of its political subdivisions or agencies or instrumentalities; or

•	An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:

•	A corporation;

•	A foreign central bank of issue;

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States;

•	A futures commission merchant registered with the Commodity Futures Trading Commission;

•	A real estate investment trust;

•	An entity registered at all times during the tax year under the Investment Company Act of 1940;

•	A common trust fund operated by a bank under Section 584(a);

•	A financial institution;

•	A middleman known in the investment community as a nominee or custodian; or

•	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441;

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner;

•	Payments of patronage dividends where the amount received is not paid in money; and

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer;

•	Payments of tax-exempt interest (including exempt- interest dividends under Section 852);

•	Payments described in Section 6049(b)(5) to non- resident aliens;

•	Payments on tax-free covenant bonds under Section 1451;

•	Payments made by certain foreign organizations; and

•	Mortgage interest paid to an individual.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE IRS FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice. — Section 6109 of the Internal Revenue Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.